UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2007

ITRONICS INC.

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                                           Texas                                   33-18582                      75-2198369

                           (State or other jurisdiction                (Commission File             (IRS Employer

                                  of incorporation)                            Number)                     Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada      89509

                         (Address of Principal Executive Offices)                       Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement

On June 27, 2007 the Company entered into the material agreements described in Section 1 under Item 3.02 below.

Item 2.03: Creation of a Direct Financial Obligation

On June 27, 2007 the Company entered into agreements that create material direct financial obligations. The agreements are more fully described in Section 1 under Item 3.02 below.

Item 3.02 Unregistered Sales of Securities

Section 1:

On June 27, 2007, the Company entered into a Securities Purchase Agreement with four accredited investors (the "Investors") for an aggregate amount of (i) $335,000 in secured convertible notes, and (ii) warrants to purchase 10,000,000 shares of the Company’s common stock (the "Financing"). The Company anticipates that the proceeds of the Financing will be used to advance its eight part business plan which was summarized in its press release issued by the Company on June 3, 2005. The Financing will provide working capital to expand GOLD’n GRO fertilizer sales, EPA registration of the GOLD’n GRO Guardian deer repellant fertilizer, certain capital improvements to expand production capacity, and payment of existing debt obligations.

The Financing was made in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

The Financing was completed in one closing. The closing consisted of gross proceeds of $335,000, less financing costs of $35,000, for net proceeds of $300,000.

The Investors received three year convertible notes (the "Notes") bearing simple interest at 8% per annum. The Notes are convertible into the Company’s common stock at a price equal to the lesser of (i) $0.10 or (ii) 55% of the average of the lowest 3 trading prices during the 20 trading day period ending one trading day before the conversion date. In addition, we granted the Investors a further security interest in substantially all of our assets, including the assets of our wholly owned subsidiaries, and intellectual property.

The parties entered into a Registration Rights Agreement whereby we are required to file a registration statement with the

Securities and Exchange Commission within 180 days of closing, registering the common stock underlying the secured convertible notes and the warrants. If the registration statement is not declared effective within 180 days from the date of closing, we are required to pay liquidated damages to the investors. In the event that we breach any representation or warranty in the Securities Purchase Agreement, we may be required to pay liquidated damages in shares or cash, at our election, equal to two percent of the outstanding principal amount of the secured convertible notes per month plus accrued and unpaid interest.

The Investors received seven year warrants to purchase a total of 10,000,000 common shares of the Company at a purchase price of $0.01 per share.

Other than under these Agreements and under certain specified circumstances, should we issue shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly.

The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the selling stockholder's position.

The Investors have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.

The Company will pay a finder’s fee of 6% of the gross proceeds.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 2:

Following is a summary of other sales of unregistered securities occurring since the last quarterly report on Form 10-QSB for the period ended March 31, 2007:

In April 2007, we issued an aggregate of 97,500 shares of common stock valued at $1,463 to John W. Whitney, our President, as compensation for services performed on our behalf in his capacity as a director of our Company for the fourth quarter of 2006.

In April 2007, we issued an aggregate of 93,750 shares of common stock valued at $1,500 to John W. Whitney, our President, as compensation for services performed on our behalf in his capacity as a director of our Company for the first quarter of 2007.

In April 2007, we issued an aggregate of 62,500 shares of common stock valued at $5,000 to Duane H. Rasmussen, our Vice President, as compensation for services performed on our behalf in his capacity as Vice President of our Company for periods in 2003 and prior.

In April 2007, we issued an aggregate of 46,667 shares of common stock valued at $747 to two of our employees as compensation for services performed on our behalf as employees of our Company for the first quarter of 2007.

In April 2007, we issued an aggregate of 2,000,000 shares of common stock valued at $46,000 to Newport Capital Consultants, Inc. for corporate marketing services to be performed in 2007 and 2008.

In May 2007, we issued an aggregate of 300,000 shares of common stock valued at $7,200 to J.H. Darbie & Co., Inc. for corporate marketing services to be performed in 2007.

In July 2007 we issued an aggregate of 10,000,000 shares of common stock valued at $151,000 to Wakabayshi Fund, LLC. for corporate marketing services to be performed in 2007.

On April 24, 2007, John W. Whitney, our President, converted $220,000 of unpaid salary into 10,000,000 shares of common stock. The shares will be issued when sufficient cash is available to pay the related withholding taxes.

On May 30, 2007, John W. Whitney, our President, converted $26,000 of unpaid salary into 2,000,000 shares of common stock. The shares will be issued when sufficient cash is available to pay the related withholding taxes.

We issued options to purchase an aggregate of 9,000 shares of common stock to Michael C. Horsley, our Controller, on May 1, 2007. The options are exercisable at $0.15 per share and expire three years after grant.

We issued options to purchase an aggregate of 46,000 shares of common stock to five of our employees in May 2007. The options are exercisable at $0.15 to $0.20 per share and expire in three to ten years from grant.

Item 9.01 Financial Statements and Exhibits

Exhibits:

10.1     Securities Purchase Agreement dated June 22, 2007, by and among Itronics

              Inc. and the investors named on the signature pages thereto.

10.2     Callable Secured Convertible Note dated June 22, 2007.

10.3     Callable Secured Convertible Note dated June 22, 2007.

10.4     Callable Secured Convertible Note dated June 22, 2007.

10.5     Stock Purchase Warrant dated June 22, 2007.

10.6     Stock Purchase Warrant dated June 22, 2007.

10.7     Stock Purchase Warrant dated June 22, 2007.

10.8     Registration Rights Agreement dated June 22, 2007, by and among Itronics

              Inc. and the investors named on the signature pages thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                               ITRONICS INC.

                                                                                                   (Registrant)

Date: July 3, 2007                                                                  By: /S/ John W. Whitney

                                                                                                   John W. Whitney

                                                                                                   President, Treasurer and Director

                                                                                                  (Principal Executive and Financial

                                                                                                  Officer)